Second Errata

                                       to

   Second Amended Disclosure Statement With Respect to Second Amended Plan of
    Reorganization Jointly Proposed by United Pan-Europe Communications N.V.
                     and New UPC, Inc. dated January 7, 2003
                            ("Disclosure Statement")

     1. In footnote (11) to the table entitled "Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2001", which appears on page 125 of the Disclosure Statement, the phrase in the parenthesis in the second bullet point stating "(included the related current portion of long-term debt)" should have read "(included in the related current portion of long-term debt)" and, therefore, the second bullet point in footnote (11) on page 125 of the Disclosure Statement should have read in its entirety as follows:

     o The UPC Notes of (euro)4,946,505 (included in the related current portion of long-term debt) have been converted into shareholders' equity, resulting in an increase in shareholders' equity;

     2. In the table entitled "Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2002" on page 129 of the Disclosure Statement, the figures for the line item "Total liabilities and shareholders' equity" under the columns Pro Forma Adjustments, Pro Forma Company Consolidated and Intercompany Eliminations should have read "(23,634)", "6,988,126" and
"(2,434,311)",    respectively,    rather   than   "76,366",   "7,098,126"   and
"(2,534,311)", respectively, and therefore, the line item entitled "Total liabilities and shareholders' equity" in the table entitled "Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2002" on page 129 of the Disclosure Statement should have read in its entirety as follows:


                                Historical                     Pro Forma     Pro Forma                    Pro Forma
                                 Company        Pro Forma       Company       New UPC     Intercompany     New UPC
                               Consolidated    Adjustments   Consolidated   Standalone    Eliminations   Consolidated
                               ------------    -----------   ------------   ----------    ------------   ------------
                                                              (in thousands of Euros)
Total liabilities and
   shareholders' equity...       7,021,760         (23,634)     6,988,126    2,434,311     (2,434,311)    6,988,126


     3. In "Annex F--Projected Financial Information," the second sentence of footnote (1) to the table entitled "United Pan-Europe Communications N.V." on page F-2 of the Disclosure Statement stating, "The figures exclude UPC Germany from August 1, 2002 and Priority Telecom from January 1, 2003." should have read, "The figures exclude UPC Germany from August 1, 2002. The figures include Priority Telecom N.V., and, therefore, have been prepared on a different basis than those projections contained in the Company's Form 8-K filed with the SEC on September 30, 2002.", and, therefore, footnote (1) to the table that appears on page F-2 of the Disclosure Statement should have read in its entirety as follows:

     (1) The projections assume that the Restructuring is completed on March 31, 2003. The figures exclude UPC Germany from August 1, 2002. The figures include Priority Telecom N.V., and, therefore, have been prepared on a different basis than those projections contained in the Company's Form 8-K filed with the SEC on September 30, 2002. The interest rate used in calculations (based upon the European Interbank Offer Rate (EURIBOR)) was assumed to be 3.5% for all periods forecasted. The U.S. Dollar/Euro exchange rate used in calculations was assumed to be (euro)1.00 = US$1.00 for all periods forecasted.

     4. In "Annex F--Projected Financial Information," the figure for the year 2004 under the line item entitled "Net cash flow after operating and investing activities (including interest)" in the table entitled "United Pan-Europe Communications N.V." on page F-2 of the Disclosure Statement should have read "116" rather than "(116)," and, therefore, the line item entitled "Net cash flow after operating and investing activities (including interest)" in the table that appears on page F-2 of the Disclosure Statement should have read in its entirety as follows:



                                                                                Year ended December 31,
                                                                       ----------------------------------------
                                                                       2002              2003              2004
                                                                       ----              ----              ----
                                                                       (in millions of Euros, except for basic
                                                                      subscribers and revenue generating units)
Net cash flow after operating and investing activities
(including interest)(8)(9)...................................          (649)               (3)             116
